                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
                SIX-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
                DIVIDEND REINVESTMENT PLAN      26
     FUND OFFICERS AND IMPORTANT ADDRESSES      27

Our generations of money- management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE
CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VBF
------------------------------------------------------------------------
Six month total return based on market price(1)                8.14%
------------------------------------------------------------------------
Six month total return based on NAV(2)                         6.86%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                       7.80%
------------------------------------------------------------------------
Net asset value                                               $19.29
------------------------------------------------------------------------
Closing common stock price                                  $17.4375
------------------------------------------------------------------------
Six month high common stock price (12/19/00)                $18.2500
------------------------------------------------------------------------
Six month low common stock price (10/18/00)                 $16.2500
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. As a result of recent market activity, current performance may vary from the figures shown. Fund shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of December 31, 2000
- AAA/Aaa............   2.8%   [PIE CHART]
- AA/Aa..............  10.0%
- A/A................  27.4%
- BBB/Baa............  51.3%
- BB/Ba..............   7.9%
- B/B................   0.6%
As of June 30, 2000
- AAA/Aaa............   3.9%   [PIE CHART]
- AA/Aa..............  13.1%
- A/A................  23.7%
- BBB/Baa............  49.9%
- BB/Ba..............   9.0%
- B/B................   0.4%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/00                                                                             0.34
12/00                                                                            0.34

The dividend history represents past performance of the fund and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     DECEMBER 31, 2000                    JUNE 30, 2000
                                                                     -----------------                    -------------
Utilities                                                                   22.3                               22.1
Consumer Services                                                           19.4                               19.4
Finance                                                                     15.5                               13.2
Energy                                                                       9.5                               10.5
Transportation                                                                 9                                9.5

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1990 through December 2000)

 [LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/90                                                                      18.61                               16.75
                                                                           18.78                               18.25
                                                                           18.68                               18.38
                                                                           19.34                               19.13
12/91                                                                      19.89                               20.13
                                                                           19.36                               19.63
                                                                           19.85                               19.75
                                                                           20.41                               21.25
12/92                                                                      20.05                               20.25
                                                                           20.94                               20.75
                                                                           21.33                               20.75
                                                                           21.95                               20.88
12/93                                                                      21.29                               20.38
                                                                           20.12                                  18
                                                                           19.06                               18.13
                                                                           18.79                               17.13
12/94                                                                      18.59                               16.75
                                                                            19.3                               18.25
                                                                           20.41                               19.13
                                                                           20.57                                  19
12/95                                                                      21.27                               19.63
                                                                           20.18                               19.38
                                                                           19.64                               18.13
                                                                           19.96                               18.75
12/96                                                                      20.31                               18.75
                                                                           18.87                               18.63
                                                                           20.43                               19.25
                                                                           20.77                               19.81
12/97                                                                      20.91                               20.81
                                                                           20.92                               20.38
                                                                           21.16                             19.6875
                                                                           21.35                             19.8125
12/98                                                                      21.09                             20.0625
                                                                            20.4                               19.25
                                                                           19.59                              17.875
                                                                           19.31                              16.375
12/99                                                                      18.98                             15.6875
                                                                           18.98                             16.0625
                                                                            18.7                               16.75
                                                                           18.92                             17.0625
12/00                                                                      19.29                             17.4375

The solid line above represents the fund's net asset value (NAV), which indicates overall changes in value among the fund's underlying securities. The fund's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the fund at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN BOND FUND
ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. THE TEAM IS LED BY KELLY GILBERT, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2000.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The fund performed surprisingly
well, considering that the past six months was one of the most difficult periods in the last decade for investment-grade corporate bonds.

    Amid heightened uncertainty about the economy's health, corporate earnings, the presidential election, and other technical and fundamental factors, bond investors traded up in quality, favoring the highest-rated, most liquid corporate issues or opting instead for U.S. Treasury securities.

    The government's decision to devote a portion of the federal budget surplus to buying back long-term debt helped boost the Treasury market, often at the expense of corporate bonds. At the same time, the Federal Reserve Board pushed short-term interest rates higher over the first half of 2000, which contributed to an inversion of the Treasury market yield curve (that is, short-term rates were higher than long-term rates). As a result, the yield spread between Treasuries and corporates hovered near a 10-year high by the close of the reporting period, indicating that Treasuries were outperforming corporate bonds.

    Adding to the corporate market's uneasiness was an increase in the default rate, particularly in the high-yield market, and credit problems that led to unexpected ratings downgrades among some of the more prominent corporate bond issuers, such as JC Penney, Conseco, Xerox and Dillard's. Stock market volatility and weakening corporate earnings also caused concern, as did soaring energy prices, which hit oil-reliant industries like chemicals and airlines especially hard.

    Although the corporate market performed fairly well during the third quarter of 2000, the fourth quarter brought negative earnings announcements by pivotal companies, such as Lucent, Owens-Corning and Xerox. The last few months of the year were haunted by fears that a slowing economy would further weaken corporate earnings and make it harder for companies to repay their debt.

    These events made investors extremely sensitive to bad news, and they were quick to sell corporate bonds at the first sign of trouble. Furthermore, good news was virtually ignored. As market performance suffered, investors retreated into a "wait-and-see" mode and became reluctant to commit capital to the corporate bond market.

    Despite this challenging environment, the fund continued to provide shareholders with an attractive level of income and a respectable total return. The fund's quarterly dividend of $0.34 per share translates to a distribution rate of 7.80 percent based on the fund's closing market price on December 31, 2000. For the six months through December 31, 2000, the fund produced a total return of 8.14 percent based on market price, a figure that compares favorably to its benchmark--the Lehman Brothers BBB Corporate Bond Index. The fund's return reflects an increase in market price from $16.7500 per share on June 30, 2000, to $17.4375 per share on December 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brother BBB Corporate Bond Index posted a total return of 2.33 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of corporate bonds, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN POSITIONING THE PORTFOLIO?

A   Like most investors in this hostile
market environment, we found it wise to allocate assets to the more liquid, higher-quality issuers, such as Disney, ConAgra and Unilever. While these names were well represented in the fund, we also added diversification across the spectrum of issuer size and industry. By year-end, the portfolio contained 127 issues, an increase of 17 since June 30, 2000.

    Our selection of investments favored some of the more defensive sectors, such as energy, defense, and cable media. At the same time, we reduced the fund's exposure to some of the more economically sensitive sectors, like retail, and to oil-dependent industries such as chemicals.

    Of course, the portfolio was not immune to the challenges of this difficult market. Credit problems surfaced in association with some of the fund's investments, such as downgrades in the credit rating of Conseco and Crown Cork & Seal (holdings that have since been sold out of the portfolio).

    Nevertheless, the fund's broad diversification, its emphasis on quality and liquidity, and a relatively healthy credit-quality profile were all factors that contributed to the fund's solid performance for the last six months.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   The key to any rebound in the
corporate bond market will be the strength of the economy. If the economy weakens too much, a rough road could lie ahead, because a recessionary period would make it more difficult for companies to repay their debt. We will continue to monitor the health of the economy, maintaining a broadly diversified portfolio and an emphasis on high-quality, liquid securities in primarily defensive market sectors.

    We are cautiously optimistic as we look ahead to the upcoming year. The market has experienced a significant decline amid a laundry list of negative indicators, so we feel there is likely to be room for improvement in the near term.

    Other positive signs that bode well for the corporate bond market include a low supply of newly issued bonds, light dealer inventories, and a fairly sizable level of available cash that has built up as investors waited on the sidelines for opportunities to reenter the market.

    With corporate bonds trading at such wide spreads relative to Treasury securities, we will be on the lookout for opportunities to capitalize on attractive values from a total return perspective.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CORPORATE BONDS  91.0%
          CHEMICAL  0.5%
$1,000    Dow Chemical Co. ............................   7.375%  11/01/29   $  1,019,110
                                                                             ------------

          CONSUMER DISTRIBUTION  3.6%
 1,000    Anheuser Busch Cos., Inc. ...................   6.800   01/15/31      1,001,580
 2,000    ConAgra, Inc. ...............................   7.875   09/15/10      2,159,514
 2,400    Kroger Co. ..................................   7.375   03/01/05      2,478,756
 1,000    Pepsi Bottling Group, Inc. ..................   7.000   03/01/29        995,666
 1,250    Wal Mart Stores, Inc. .......................   6.875   08/10/09      1,309,237
                                                                             ------------
                                                                                7,944,753
                                                                             ------------
          CONSUMER DURABLES  0.3%
   750    Brunswick Corp. .............................   7.125   08/01/27        685,442
                                                                             ------------
          CONSUMER NON-DURABLES  0.9%
 1,500    Unilever Capital Corp. ......................   6.875   11/01/05      1,549,872
   500    Westpoint Stevens, Inc. .....................   7.875   06/15/05        380,000
                                                                             ------------
                                                                                1,929,872
                                                                             ------------
          CONSUMER SERVICES  18.9%
   250    Adelphia Communications Corp. ...............   9.250   10/01/02        244,375
 1,000    AT&T Canada, Inc. (Canada)...................   7.650   09/15/06        980,691
   500    Charter Communication Holdings, LLC..........   8.250   04/01/07        457,500
 2,500    Clear Channel Commerce, Inc. ................   7.250   10/15/27      2,280,757
 2,000    Comcast Cable Communications.................   8.125   05/01/04      2,084,274
 1,250    CSC Holdings, Inc. ..........................   7.875   12/15/07      1,262,500
 2,500    CSC Holdings, Inc. ..........................   7.875   02/15/18      2,400,000
 1,750    Harcourt General, Inc. ......................   8.875   06/01/22      1,812,702
 1,000    Harcourt General, Inc. ......................   7.200   08/01/27        844,799
 1,750    Liberty Media Corp. .........................   8.250   02/01/30      1,600,713

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          CONSUMER SERVICES (CONTINUED)
$2,880    News America Holdings, Inc. .................   8.875%  04/26/23   $  2,994,204
 2,000    Park Place Entertainment Corp. ..............   7.950   08/01/03      2,028,244
 1,500    Stewart Enterprises, Inc. ...................   6.400   05/01/13        997,901
11,000    Tele Communications, Inc. ...................   9.250   01/15/23     11,675,004
 2,000    Time Warner Entertainment Co. ...............   8.375   07/15/33      2,176,814
 1,000    Time Warner, Inc. ...........................   7.975   08/15/04      1,046,697
 1,250    Verizon Global Fund Corp., 144A Private
          Placement (a)................................   6.750   12/01/05      1,260,012
 1,000    Viacom, Inc. ................................   7.750   06/01/05      1,042,985
   500    Viacom, Inc. ................................   7.875   07/30/30        514,058
 2,000    Vodafone Airtouch PLC (United Kingdom).......   7.750   02/15/10      2,073,060
 1,500    Walt Disney Co. .............................   7.300   02/08/05      1,564,359
                                                                             ------------
                                                                               41,341,649
                                                                             ------------
          ENERGY  9.3%
 1,000    Amerada Hess Corp. ..........................   7.875   10/01/29      1,048,652
 2,500    Ashland, Inc. ...............................   6.860   05/01/09      2,401,537
 1,000    Ashland Oil, Inc. ...........................   8.800   11/15/12      1,119,349
   750    Barrett Resources Corp. .....................   7.550   02/01/07        722,813
   500    Coastal Corporation..........................   7.500   08/15/06        517,465
 1,000    El Paso Energy Corp. ........................   6.950   12/15/07      1,003,818
 2,500    Enron Corp. .................................   7.125   05/15/07      2,573,765
   500    Grant Prideco, Inc. , 144A Private
          Placement (a)................................   9.625   12/01/07        516,250
 2,000    Norcen Energy Resources Ltd. (Canada)........   7.375   05/15/06      2,072,572
 2,025    PDV America, Inc. ...........................   7.875   08/01/03      1,977,753
   500    Pemex Project................................   9.125   10/13/10        497,500
 1,500    Petroliam Nasional Berhad, 144A Private
          Placement (Malaysia) (a).....................   7.625   10/15/26      1,334,218
 1,000    R & B Falcon Corp. ..........................   6.500   04/15/03        970,000
 1,500    Tosco Corp. .................................   8.250   05/15/03      1,569,687
 1,000    Transcontinental Gas Pipe Line Corp. ........   7.250   12/01/26        952,655
 1,000    Union Oil Co. ...............................   9.125   02/15/06      1,104,017
                                                                             ------------
                                                                               20,382,051
                                                                             ------------
          FINANCE  15.1%
 2,000    Abbey National PLC (United Kingdom)..........   7.350   10/29/49      1,928,370
 2,500    American Re Corp. ...........................   7.450   12/15/26      2,423,832
 2,000    AvalonBay Communities, Inc. .................   7.500   08/01/09      1,998,726
   500    Banco Santiago (Chile).......................   7.000   07/18/07        467,437
 1,000    Bank One Corp. ..............................   7.625   08/01/05      1,039,779
   600    Capital One Bank.............................   8.250   06/15/05        607,382
 1,000    Citigroup, Inc. .............................   7.250   10/01/10      1,032,166

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          FINANCE (CONTINUED)
$2,000    Conseco, Inc. ...............................   8.500%  10/15/02   $  1,750,000
 1,900    EOP Operating LP.............................   7.750   11/15/07      1,941,804
 2,000    Ford Motor Credit Co. .......................   6.700   07/16/04      1,996,400
 1,000    Ford Motor Credit Co. .......................   7.375   10/28/09      1,001,580
 1,750    General Electric Capital Corp. ..............   6.500   12/10/07      1,771,542
 1,500    Household Finance Corp. .....................   8.375   11/15/01      1,525,481
 2,500    International Lease Finance Corp. ...........   8.375   12/15/04      2,669,885
 1,000    Korea Development Bank (Korea)...............   7.375   09/17/04      1,003,517
 2,000    Lehman Brothers Holdings, Inc. ..............   8.500   05/01/07      2,126,170
 1,000    Liberty Property Trust.......................   8.500   08/01/10      1,050,883
 1,000    National Australia Bank (Australia)..........   8.600   05/19/10      1,111,151
 1,750    Nordbanken AB , 144A Private Placement
          (Norway) (a).................................   7.250   11/12/09      1,778,644
 1,000    Paine Webber Group, Inc. ....................   6.375   05/15/04      1,004,505
 1,500    PNC Funding Corp. ...........................   6.875   07/15/07      1,503,794
   500    Societe Generale Real Estate Co., LLC , 144A
          Private Placement (a)........................   7.640   12/29/49        480,025
 1,000    Washington Mutual Capital, Inc. .............   8.375   06/01/27        935,029
                                                                             ------------
                                                                               33,148,102
                                                                             ------------
          HEALTHCARE  1.1%
 1,000    Columbia HCA Healthcare Corp. ...............   6.910   06/15/05        964,479
 1,500    Tenet Healthcare Corp. ......................   8.000   01/15/05      1,522,500
                                                                             ------------
                                                                                2,486,979
                                                                             ------------
          PRODUCER MANUFACTURING  4.8%
 2,000    Daimler Chrysler NA Holding..................   7.750   05/27/03      2,026,228
 1,000    Ford Motor Co. ..............................   7.450   07/16/31        943,100
 1,750    IDEX Corp. ..................................   6.875   02/15/08      1,614,167
 2,000    ITT Corp. ...................................   6.750   11/15/05      1,940,000
 1,000    Lockheed Martin Corp. .......................   8.500   12/01/29      1,138,113
   162    Rayovac Corp. ...............................  10.250   11/01/06        164,430
 1,750    USA Waste Services, Inc. ....................   7.000   10/01/04      1,715,621
 1,000    USX Marathon Group...........................   6.650   02/01/06      1,000,841
                                                                             ------------
                                                                               10,542,500
                                                                             ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  4.4%
 1,400    Abitibi Consolidated, Inc. (Canada)..........   8.300   08/01/05      1,431,364
 2,000    Bowater, Inc. ...............................   9.375   12/15/21      2,099,506
 2,000    Georgia Pacific Corp. .......................   9.950   06/15/02      2,006,266

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$4,000    IMC Global, Inc. ............................   6.875%  07/15/07   $  3,000,580
 1,000    IMC Global, Inc. ............................   7.300   01/15/28        570,591
   450    Sequa Corp. .................................   9.000   08/01/09        448,875
                                                                             ------------
                                                                                9,557,182
                                                                             ------------
          TECHNOLOGY  1.6%
 1,250    Northrop Grumman Corp. ......................   7.000   03/01/06      1,253,572
 1,150    Raytheon Co. ................................   6.750   08/15/07      1,143,166
 1,000    Sun Microsystems, Inc. ......................   7.500   08/15/06      1,031,951
                                                                             ------------
                                                                                3,428,689
                                                                             ------------
          TRANSPORTATION  8.8%
 3,000    AMR Corp. ...................................   9.500   05/15/01      3,011,712
 1,625    Canadian National Railway Co. (Canada).......   7.625   05/15/23      1,637,313
 7,000    Union Pacific Corp. .........................   8.350   05/01/25      7,828,044
 6,000    United Airlines, Inc. .......................  10.020   03/22/14      6,787,230
                                                                             ------------
                                                                               19,264,299
                                                                             ------------
          UTILITIES  21.7%
 1,000    AES Corp. ...................................   9.500   06/01/09      1,030,000
 3,000    Arizona Public Service Co. ..................   9.500   04/15/21      3,140,232
 3,500    Arizona Public Service Co. ..................   8.750   01/15/24      3,687,180
 1,000    Calpine Corporation..........................   8.625   08/15/10      1,035,000
 1,000    Cleveland Electric Illuminating Co. .........   7.625   08/01/02      1,014,274
 2,000    CMS Energy Corp. ............................   6.750   01/15/04      1,895,000
 1,000    Commonwealth Edison Co. .....................   8.625   02/01/22      1,040,328
   250    Dobson Communications Corp. .................  10.875   07/01/10        246,250
   935    Global Crossing Holdings Ltd. ...............   9.125   11/15/06        897,600
 5,000    GTE North, Inc. .............................   8.500   12/15/31      5,173,645
 3,000    Gulf States Utilities Co. ...................   8.940   01/01/22      3,213,348
   500    Israel Electric Corp., Ltd., 144A Private
          Placement (Israel) (a).......................   8.250   10/15/09        511,437
 1,323    Niagara Mohawk Power Corp. ..................   7.625   10/01/05      1,376,098
 7,000    Public Service Co. of Colorado...............   8.750   03/01/22      7,289,961
 2,000    Qwest Capital Funding, Inc. , 144A Private
          Placement (a)................................   7.900   08/15/10      2,055,006
 2,000    Southern California Gas Co. .................   8.750   10/01/21      2,105,138
 2,000    Southern Energy, Inc., 144A Private Placement
          (a)..........................................   7.900   07/15/09      1,987,916

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          UTILITIES (CONTINUED)
$  250    Spectrasite Holdings, Inc. , 144A Private
          Placement (a)................................  12.500%  11/15/10   $    249,375
 1,000    Sprint Capital Corp. ........................   6.125   11/15/08        893,185
 5,000    United Telecommunications Kansas.............   9.500   04/01/03      5,293,405
   500    UtiliCorp United, Inc. ......................   6.700   10/15/06        499,647
 3,000    UtiliCorp United, Inc. ......................   8.270   11/15/21      2,979,441
                                                                             ------------
                                                                               47,613,466
                                                                             ------------

TOTAL CORPORATE BONDS  91.0%..............................................    199,344,094
                                                                             ------------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
          GOVERNMENT  6.5%
     2    Federal Home Loan Mortgage Corp., Pool.......   7.375   01/01/03          1,873
   500    Federal National Mortgage Association........   5.750   04/15/03        501,992
 2,000    Federal National Mortgage Association........   7.000   07/15/05      2,100,986
     1    Government National Mortgage Assn., Pool.....  10.000   10/15/16            974
     7    Government National Mortgage Assn., Pool.....  10.000   07/15/20          7,635
 1,000    Malaysia (Malaysia)..........................   8.750   06/01/09      1,086,343
 1,400    Ontario Province (Canada)....................   7.625   06/22/04      1,475,258
 2,500    Quebec Province (Canada).....................   8.800   04/15/03      2,652,650
 3,000    Saskatchewan Province (Canada)...............   8.000   07/15/04      3,191,340
   500    United Mexican States (Mexico)...............   8.500   02/01/06        505,625
 1,000    United Mexican States (Mexico)...............  10.375   02/17/09      1,095,000
 1,050    United States Treasury Notes.................   5.375   06/30/03      1,056,382
   600    United States Treasury Notes.................   6.750   05/15/05        638,830
                                                                             ------------

TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS........................     14,314,888
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $210,081,708).....................................................    213,658,982
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

                                                                                    MARKET
DESCRIPTION                                                                         VALUE
REPURCHASE AGREEMENT  0.5%
  BankAmerica Securities ($1,110,000 par collateralized by U.S. Government
  Obligations in a pooled cash account, dated 12/29/00, to be sold on 01/02/01
  at $1,110,789) (Cost $1,110,000)............................................   $  1,110,000
                                                                                 ------------

TOTAL INVESTMENTS  98.0%
  (Cost $211,191,708).........................................................    214,768,982

OTHER ASSETS IN EXCESS OF LIABILITIES  $2.0%..................................      4,391,233
                                                                                 ------------

NET ASSETS  100.0%............................................................   $219,160,215
                                                                                 ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $211,191,708).......................  $214,768,982
Cash........................................................            70
Interest Receivable.........................................     4,540,951
Other.......................................................        47,431
                                                              ------------
    Total Assets............................................   219,357,434
                                                              ============
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        83,400
  Affiliates................................................           997
Accrued Expenses............................................        56,709
Trustees' Deferred Compensation and Retirement Plans........        56,113
                                                              ------------
    Total Liabilities.......................................       197,219
                                                              ------------
NET ASSETS..................................................  $219,160,215
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   207,645,504
Net Unrealized Appreciation.................................     3,577,274
Accumulated Undistributed Net Investment Income.............       827,009
Accumulated Net Realized Loss...............................    (4,252,037)
                                                              ------------
NET ASSETS..................................................  $219,160,215
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($219,160,215 divided by
  11,362,465 shares outstanding)............................  $      19.29
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 8,769,078
Other.......................................................       11,000
                                                              -----------
    Total Income............................................    8,780,078
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      527,688
Shareholder Services........................................       60,050
Trustees' Fees and Related Expenses.........................       19,600
Custody.....................................................       11,212
Legal.......................................................        3,340
Other.......................................................       76,289
                                                              -----------
    Total Expenses..........................................      698,179
    Less Credits Earned on Cash Balances....................          217
                                                              -----------
    Net Expenses............................................      697,962
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,082,116
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (109,796)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (2,902,755)
  End of Period.............................................    3,577,274
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,480,029
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,370,233
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $14,452,349
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended December 31, 2000 and the Year Ended June 30, 2000 (Unaudited)

                                                        SIX MONTHS
                                                           ENDED           YEAR ENDED
                                                     DECEMBER 31, 2000    JUNE 30, 2000
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  8,082,116       $ 16,242,799
Net Realized Loss...................................       (109,796)        (4,142,167)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      6,480,029         (6,420,944)
                                                       ------------       ------------
Change in Net Assets from Operations................     14,452,349          5,679,688

Distributions from Net Investment Income:...........     (7,725,669)       (15,861,856)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      6,726,680        (10,182,168)
NET ASSETS:
Beginning of the Period.............................    212,433,535        222,615,703
                                                       ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $827,009
  and $470,562, respectively).......................   $219,160,215       $212,433,535
                                                       ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX MONTHS
                                          ENDED
                                       DECEMBER 31,   ----------------------------
                                           2000        2000      1999       1998
                                       -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $  18.70     $ 19.59   $ 21.16   $  20.26
                                         --------     -------   -------   --------
  Net Investment Income..............         .71        1.43      1.41       1.48
  Net Realized and Unrealized
    Gain/Loss........................         .56        (.93)    (1.56)       .93
                                         --------     -------   -------   --------
Total from Investment Operations.....        1.27         .50     (0.15)      2.41
Less Distributions from Net
  Investment Income..................         .68        1.39      1.42       1.51
                                         --------     -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD...    $  19.29     $ 18.70   $ 19.59   $  21.16
                                         ========     =======   =======   ========

Market Price Per Share at End of the
  Period.............................    $17.4375     $16.750   $17.875   $19.6875
Total Investment Return at Market
  Price (a)..........................       8.14%*      1.88%    -2.45%     10.08%
Total Return at Net Asset Value
  (b)................................       6.86%*      2.67%    -0.87%     12.19%
Net Assets at End of the Period (In
  millions)..........................    $  219.2     $ 212.4   $ 222.6   $  240.4
Ratio of Operating Expenses to
  Average Net Assets.................        .64%        .64%      .66%       .65%
Ratio of Convertible Note Expenses to
  Average Net Assets (c).............          --          --        --         --
Ratio of Net Investment Income to
  Average Net Assets.................       7.42%       7.48%     6.79%      7.04%
Portfolio Turnover...................         42%*        71%       10%        27%
Assuming full dilution of debt (c):
  Net Asset Value, End of the
    Period...........................          --          --        --         --
  Number of Shares Outstanding, End
    of Period (000)..................          --          --        --         --

 * Non-Annualized

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

YEAR ENDED JUNE 30,
--------------------------------------------------------------
      1997      1996      1995      1994      1993      1992
--------------------------------------------------------------
     $ 19.97   $ 20.41   $ 19.07   $ 21.33   $ 19.85   $ 18.68
     -------   -------   -------   -------   -------   -------
        1.56      1.54      1.52      1.56      1.58      1.74
         .27      (.44)     1.36     (2.28)     1.55      1.11
     -------   -------   -------   -------   -------   -------
        1.83      1.10      2.88      (.72)     3.13      2.85
        1.54      1.54      1.54      1.54      1.65      1.68
     -------   -------   -------   -------   -------   -------
     $ 20.26   $ 19.97   $ 20.41   $ 19.07   $ 21.33   $ 19.85
     =======   =======   =======   =======   =======   =======

     $19.250   $18.125   $19.125   $18.125   $20.750   $19.750
      15.06%     2.61%    14.89%    -5.59%    13.76%    17.12%
       9.46%     5.94%    16.54%    -3.37%    16.35%    15.79%
     $ 230.2   $ 226.9   $ 231.9   $ 216.6   $ 235.6   $ 218.5
        .68%      .67%      .68%      .68%      .71%      .71%
          --        --      .39%      .82%      .98%     1.05%
       7.70%     7.47%     7.92%     7.29%     7.65%     8.90%
          8%       11%        8%        2%       19%       39%
          --        --        --   $ 19.07   $ 21.09   $ 19.78
          --        --        --    12,411    12,411    12,372

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with the preservation of capital through investing primarily in a diversified portfolio of debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $636,020, which will expire on June 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $211,192,282, the aggregate gross unrealized appreciation is $7,204,301 and the aggregate gross unrealized depreciation is $3,627,601,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

resulting in net unrealized appreciation on long- and short-term investments of $3,576,700.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2000, the Fund's custody fee was reduced by $217 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the six months ended December 31, 2000, the Fund recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2000, the Fund recognized expenses of approximately $9,200 representing Van Kampen Investments Inc.'s or its affiliates'

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

(collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the statement of operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $89,800,860 and $91,013,258, respectively.

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If the Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:
                                 EQUISERVE LLP
                                 P.O. BOX 43011
                      PROVIDENCE, RHODE ISLAND 02940-3011
                                 1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LLP
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 INQUIRIES ABOUT AN INVESTOR'S ACCOUNT SHOULD BE REFERRED TO THE FUND'S TRANSFER
                                      AGENT
                                  EQUISERVE LLP
                                 P.O. BOX 43011
                       PROVIDENCE, RHODE ISLAND 02940-3011
                            TELEPHONE: (800) 821-1238
                                ALASKA AND HAWAII
                          CALL COLLECT: (781) 575-2000
                    ASK FOR CLOSED-END FUND ACCOUNT SERVICES

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.